UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 13, 2021

Date of Report (Date of earliest event reported)

INDUS REALTY TRUST, INC.

(Exact name of registrant as specified in charter)

Maryland	06-0868496
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

(Commission File Number)	1-12879

641 Lexington Avenue, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code	(212) 218-7910

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	INDT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD.

On January 13, 2021, INDUS Realty Trust, Inc. (“Registrant” or the “Company”) issued a press release announcing that its Board of Directors has declared a dividend to distribute the Company’s accumulated earnings and profits (the “E&P Distribution”) based on the Company’s taxable income through December 31, 2020. The E&P Distribution will be $11,250,000 or $1.99 per share payable to holders of record as of January 22, 2021. Subject to the stockholder elections described below, the E&P Distribution will be a special dividend payable in a combination of cash and shares of the Company’s common stock (the “Common Stock”) with the total amount of cash payable to stockholders set at $3,397,824, equating to $0.60 per share. Stockholders of record will receive election materials to elect, subject to certain limitations, to receive the E&P Distribution either in cash, shares of Common Stock or a fixed combination of cash and shares of Common Stock. The E&P Distribution is expected to be paid on March 8, 2021, following the solicitation period. The Common Stock component of the E&P Distribution will be based on the Company’s two-day volume weighted average price on February 25, 2021 and February 26, 2021. Going forward, the Company expects to begin making regular quarterly dividend payments, commencing with the quarter ending June 30, 2021.

A copy of the Company’s January 13, 2021 press release is attached hereto as Exhibit 99.1. The information contained and referenced in this Item 7.01, including the press release attached as Exhibit 99.1, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18 of the Exchange Act. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 9.01.	Financial Statements and Exhibits.

Exhibit 99.1 Registrant’s Press Release dated January 13, 2021 (attached hereto)

Forward-Looking Statements:

This Current Report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements include the Company’s beliefs and expectations regarding future events or conditions including, without limitation, statements regarding the E&P Distribution and payment of future dividends. Although the Company believes that its plans, intentions and expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such plans, intentions or expectations will be achieved. The projected information disclosed herein is based on assumptions and estimates that, while considered reasonable by the Company as of the date hereof, are inherently subject to significant business, economic, competitive and regulatory uncertainties and contingencies, many of which are beyond the control of the Company and which could cause actual results and events to differ materially from those expressed or implied in the forward-looking statements. Other important factors that could affect the outcome of the events set forth in these statements are described in the Registrant’s SEC filings, including the “Business,” “Risk Factors” and “Forward-Looking Statements” sections in the Registrant’s Annual Report on Form 10-K for the fiscal year ended November 30, 2019 and the “Risk Factors” sections in each of the Registrant’s Quarterly Report on Form 10-Q for the fiscal quarter ended August 31, 2020 and the Registrant’s Post-Effective Amendment No. 1 to its Registration Statement on Form S-3, filed with the SEC on January 4, 2021, respectively. The Company disclaims any obligation to update any forward-looking statements as a result of developments occurring after the date of this Current Report except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUS REALTY TRUST, INC.

By:	/s/ Anthony J. Galici
Anthony J. Galici
Executive Vice President, Chief Financial Officer and Secretary

Date: January 13, 2021